UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 6, 2015

Teladoc, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37477	04-3705970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Manhattanville Road, Suite 203 Purchase, NY	10577
(Address of Principal Executive Offices)	(Zip Code)

(203) 635-2002

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

On July 7, 2015, Teladoc, Inc. (the “Company”) closed its initial public offering (the “IPO”) of 9,487,500 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), at an offering price of $19.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-204577), as amended (the “Registration Statement”).  On July 6, 2015, in connection with the closing of the IPO, the Company amended and restated its certificate of incorporation (as amended and restated, the “Certificate of Incorporation”), which was filed with the Secretary of State of the State of Delaware on July 6, 2015.

The Certificate of Incorporation amends and restates the Company’s certificate of incorporation in its entirety to, among other things: (i) increase the authorized number of shares of common stock to 75,000,000 shares; (ii) eliminate all references to the previously existing series of preferred stock; (iii) authorize 1,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors in one or more series; (iv) establish a classified board of directors, divided into three classes, each of whose members will serve for staggered three-year terms; (v) provide that directors of the Company may be removed from office only for cause and only upon the affirmative vote of the holders of at least two-thirds of the holders of the Company’s capital stock entitled to vote; (vi) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting; and (vii) designate, unless otherwise consented to by the Company, the Court of Chancery of the State of Delaware to be the sole and exclusive forum for certain actions, including, but not limited to, derivative actions or proceedings brought on behalf of the Company or actions asserting claims of breach of a fiduciary duty owed by, or other wrongdoing by, any of the Company’s directors, officers, employees or agents to the Company or the Company’s stockholders.

The foregoing description of the Certificate of Incorporation and the description contained in the Registration Statement are qualified in their entirety by reference to the full text of the Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated Bylaws

Effective July 6, 2015, in connection with the closing of the IPO, the Company amended and restated its Bylaws (as amended and restated, the “Bylaws”).  The Bylaws amend and restate the Company’s bylaws in their entirety to, among other things: (i) establish procedures relating to the presentation of stockholder proposals at stockholder meetings; (ii) establish procedures relating to the nomination of directors; and (iii) conform to the amended provisions of the Certificate of Incorporation.

The foregoing description and the description contained in the Registration Statement are qualified in their entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
3.1	Fifth Amended and Restated Certificate of Incorporation of Teladoc, Inc.
3.2	Amended and Restated Bylaws of Teladoc, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELADOC, INC.

Date: July 7, 2015
	By:	/s/ Adam C. Vandervoort

	Name:	Adam C. Vandervoort

	Title:	Chief Legal Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Fifth Amended and Restated Certificate of Incorporation of Teladoc, Inc.
3.2	Amended and Restated Bylaws of Teladoc, Inc.